UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - September 12, 2005

GFSI, INC.
 (Exact Name of Registrant as Specified in its Charter)

333-24189	Delaware	74-2810748
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9700 Commerce Parkway
Lenexa, KS 66219
(Address of Principal Executive Offices)(Zip Code)

(913) 693-3200
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 12, 2005 the Company paid a bonus to Mr. James R. Malseed, President Campus Division and a member of the Board of Directors, in the amount of $53,698.

Item 9.01  Financial Statements and Exhibits

The following documents are filed as part of this report:

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                      GFSI, INC.

Date: September 14, 2005	/s/ J. Craig Peterson
By: J. Craig Peterson
Sr. Vice President of Finance and Principal Accounting Officer

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